UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 21, 2004 (Date of earliest event reported)
Redwood Empire Bancorp (Exact name of registrant as specified in its charter)
CA (State or other jurisdiction of incorporation)	0-19231 (Commission File Number)	68-0166366 (IRS Employer Indentification Number)
	111 Santa Rosa Avenue (Address of principal executive offices)	95404 (Zip Code)
Registrant's telephone number, including area code: 707-573-4800

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Redwood Empire Bancorp dated April 21, 2004

Item 12. Results of Operations and Financial Condition

On April 21, 2004, Redwood Empire Bancorp issued a press release concerning financial results for the first quarter ended March 31, 2004, a copy of which is furnished herewith as Exhibit 99.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004	REDWOOD EMPIRE BANCORP By: /s/ Kim McClaran Kim McClaran VP/Chief Financial Officer